Exhibit 99.2

Eagle Rock Energy Partners, L.P. Contribution of Midstream Business to Regency Energy Partners LP December 23, 2013

2 Forward Looking Statements This news release may include "forward-looking statements." All statements, other than statements of historical facts, included in this press release that address activities, events or developments that the Partnership expects, believes or anticipates will or may occur in the future, are forward-looking statements and speak only as of the date on which such statement is made. These statements are based on certain assumptions made by the Partnership based on its experience and perception of historical trends, current conditions, expected future developments and other factors it believes are appropriate under the circumstances. Such statements are subject to a number of assumptions, risks and uncertainties, many of which are beyond the control of the Partnership. These include, but are not limited to, the risks that the proposed transaction may not be consummated or the benefits contemplated therefrom may not be realized. Additional risk include: the ability to obtain requisite regulatory and unitholder approval and the satisfaction of the other conditions to the consummation of the proposed transaction, the potential impact of the announcement or consummation of the proposed transaction on relationships, including with employees, suppliers, customers, competitors and credit rating agencies, risks related to volatility or declines (including sustained declines) in commodity prices; market demand for crude oil, natural gas and natural gas liquids; the effectiveness of the Partnership's hedging activities; the Partnership's ability to retain key customers; the Partnership's ability to continue to obtain new sources of crude oil and natural gas supply; the availability of local, intrastate and interstate transportation systems and other facilities to transport crude oil, natural gas and natural gas liquids; competition in the oil and gas industry; the Partnership's ability to obtain credit and access the capital markets; general economic conditions; and the effects of government regulations and policies. Should one or more of these risks or uncertainties occur, or should underlying assumptions prove incorrect, the Partnership's actual results and plans could differ materially from those implied or expressed by any forward-looking statements. The Partnership assumes no obligation to update any forward-looking statement as of any future date. For a detailed list of the Partnership's risk factors, please consult the Partnership's Form 10-K, filed with the Securities and Exchange Commission ("SEC") for the year ended December 31, 2012 and the Partnership's Forms 10-Q filed with the SEC for subsequent quarters, including the Partnership’s Form 10-Q filed for the quarter ended September 30, 2013 as well as any other public filings, and press releases.

3 Legend Additional Information and Where to Find It This presentation does not constitute the solicitation of any vote, proxy or approval. This presentation relates to a potential transaction between the Partnership and Regency. This presentation is not a substitute for any proxy statement or any other document which the Partnership may file with the SEC in connection with the proposed transaction. In connection with the proposed transaction, the Partnership will file with the SEC a proxy statement for the unitholders of the Partnership. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE PROXY STATEMENT AND OTHER RELEVANT DOCUMENTS FILED WITH THE SEC CAREFULLY IN THEIR ENTIRETY IF AND WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. Any such documents will be available free of charge through the website maintained by the SEC at www.sec.gov or by directing a request to the Partnership’s Investor Relations Department, Eagle Rock Energy, L.P., 1415 Louisiana Street, Suite 2700, Houston, TX 77002, telephone number (281) 408-1200. Participants in the Solicitation The Partnership and Regency and their respective general partner’s directors and executive officers may be deemed to be participants in the solicitation of proxies from the unitholders of the Partnership in respect of the proposed transaction. Information regarding the persons who may, under the rules of the SEC, be deemed participants in the solicitation of the unitholders of the Partnership in connection with the proposed transaction, including a description of their direct or indirect interests, by security holdings or otherwise, will be set forth in the proxy statement when it is filed with the SEC.

Transaction Overview 4 • Eagle Rock to contribute its Midstream Business to Regency Energy Partners for total consideration of up to $1.325 billion, consisting of: – $200 million of Regency common units – Combination of cash and assumed senior unsecured notes (subject to bond exchange described below) Key Terms Closing Conditions • Eagle Rock unitholder vote (NGP has committed to vote its units in favor of the transaction) • Hart-Scott-Rodino Antitrust Improvements Act approval and other customary closing conditions Use of Proceeds • Repay borrowings under the revolving credit facility • Pro forma net leverage ratio expected to be under 1.75x Bond Exchange Offer • Regency will conduct a bond exchange offer prior to closing in which existing Eagle Rock bondholders will have the opportunity to exchange into Regency bonds with similar terms (equivalent coupon and tenor) and conditions • The cash portion of the purchase price will be reduced by the amount of bonds assumed by Regency subject to a 10% adjustment factor such that if all $550 million of bonds are exchanged, the total consideration will equal $1.27 billion

Strategic Rationale 5 • Significant deleveraging to facilitate future growth • Pro forma net Leverage Ratio expected to be under 1.75x with improved liquidity either in the form of excess cash or availability under revolving credit facility Enhanced Balance Sheet Strength • Accomplishes stated goal of simplifying / streamlining the Partnership with a single business line • Improved cost structure with substantial G&A savings • Greater clarity for investor base and analysts Simplified Structure: Increased Focus and Efficiency as Pure-Play Upstream MLP • Continue measured drilling program focused on high-return opportunities in the SCOOP play • Pro forma Eagle Rock will have significant dry powder and more competitive cost of capital to pursue acquisitions • Will continue to have exposure to Midstream Business growth and synergies through ownership position in Regency Clearer Path to Growth

Pro Forma Eagle Rock’s Relative Positioning Strategic Positioning 6 Pro Forma Eagle Rock Will Be Among the Least Levered in the Upstream MLP Sector

Pro Forma Asset Base


Existing Areas of Operation

Mid-Continent Assets

Proved Reserves:	233 Bcfe
Avg. Prod. Rate (1):	48.8 MMcfe/d
% Gas (1):	58%
Net Operated Wells:	235
Average Operated WI:	83%

Permian Area

Proved Reserves:	30 Bcfe
Avg. Prod. Rate (1):	5.1 MMcfe/d
% Gas (1):	27%
Net Operated Wells:	196
Avg. Operated WI:	88%

Alabama/Miss. Area

Proved Reserves:	61 Bcfe
Avg. Prod. Rate (1):	14.3 MMcfe/d
% Gas (1):	17%
Net Operated Wells:	21
Average Operated WI:	72%

East Texas Area

Proved Reserves:	23 Bcfe
Avg. Prod. Rate (1):	6.5 MMcfe/d
% Gas (1):	40%
Net Operated Wells:	27
Average Operated WI:	84%

South Texas Area

Proved Reserves:	4 Bcfe
Avg. Prod. Rate (1):	1.1 MMcfe/d
% Gas (1):	72%
Net Operated Wells:	6
Avg. Operated WI:	100%

TOTAL UPSTREAM

Proved Reserves:	350 Bcfe
Probable Reserves:	67 Bcfe
Productive Wells (Op/Non-Op) (2):	559 / 1,250
Average Production (1):	75.8 MMcfe/d

Note: Proved and probable reserves as of 12/31/12 based on SEC pricing.
(1) Based on Q3 2013 production.
(2) Well count based on gross operated and gross non-operated wells.

7

$7.80 $7.37 $6.46 $4.52 $2.10 $1.98 $1.64 $0.00 $1.00 $2.00 $3.00 $4.00 $5.00 $6.00 $7.00 $8.00 $9.00 Alabama Golden Trend + SE Cana Permian East Texas Cana Verdan Arkoma Diversified Reserve Base Across High Quality Basins 8 Reserve Profile • 350 Bcfe of proved reserves at 12/31/12 • 13-year reserve life (1) • Over 600 (gross) identified drilling locations (2) Production Profile (3) ~75% of Production Generates > $4.00/Mcfe in Net Margin (1) Based Q3 2013 annualized production. (2) 135 drilling locations are categorized as proved undeveloped. Based on SEC pricing. (3) Net Margin based on ratio of Q3 2013 operating cash income to Q3 2013 production volumes. Production breakout based on Q3 2013 production volumes. Net Margin by Field Area ($/Mcfe) Cana 5% Arkoma 8% Anadarko 7% Verden 4% Golden Trend 28% SE Cana 13% Permian 7% East Texas 8% South Texas 1% Alabama 19% PDP 76% PUD 24% Oil 22% Gas 56% NGLs 22% Alabama 17% South Texas 1% East Texas 7% Permian 8% Mid-Con 67%